                 AmeriCredit Automobile Receivables Trust 1998-C
                      Class A-1 5.638 % Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       Preliminary Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of August 10, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:                          09/01/98
Monthly Period Ending:                             09/30/98

I.   MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

     A.       Beginning of period Aggregate Principal Balance                                          $494,571,507
                                                                                               ---------------------

     B.       Purchase of Subsequent Receivables                                                                  0
                                                                                               ---------------------

     C.       Monthly Principal Amounts

              (1)     Collections on Receivables outstanding
                            at end of period                                        12,075,297
                                                                          ---------------------
              (2)     Collections on Receivables paid off
                            during period                                            2,018,429
                                                                          ---------------------
              (3)      Receivables becoming Liquidated Receivables
                            during period                                              551,209
                                                                          ---------------------
              (4)      Receivables becoming Purchased Receivables
                            during period
                                                                          ---------------------
              (5)      Cram Down Losses occurring during period
                                                                          ---------------------
              (6)      Other Receivables adjustments                                    88,779
                                                                          ---------------------
              (7)      Less amounts allocable to Interest                           (7,278,422)
                                                                          ---------------------

              Total Monthly Principal Amounts                                                             7,455,292
                                                                                               ---------------------
     D.       End of period Aggregate Principal Balance                                                $487,116,215
                                                                                               ---------------------
                                                                                               ---------------------
     E.       Pool Factor                                                                                 97.423303%
                                                                                               ---------------------
                                                                                               ---------------------

II.  MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                     Class A-1   Class A-2    Class A-3     Class A-4      TOTAL
                                                   ------------ ------------ ------------  ------------ ------------
     A.       Beginning of period Note Balance     $111,892,683 $190,000,000 $107,000,000  $158,000,000 $566,892,683
                                                   -----------------------------------------------------------------

     B.       Noteholders' Principal Distributable
                Amount                                7,455,292            0            0             0    7,455,292
     C.       Noteholders' Accelerated Principal
                Amount                                3,949,916            0            0             0    3,949,916
     D.       Accelerated Payment Amount Shortfall       56,908            0            0             0       56,908
     E.       Note Prepayment Amount                          0            0            0             0            0
     F.       Deficiency Claim Amount                         0            0            0             0            0
                                                   -----------------------------------------------------------------


     G.       End of period Note Balance           $100,430,567 $190,000,000 $107,000,000  $158,000,000 $555,430,567
                                                   -----------------------------------------------------------------
                                                   -----------------------------------------------------------------

     H.       Note Pool Factors                      83.692139%  100.000000%  100.000000%   100.000000%   96.596620%
                                                   -----------------------------------------------------------------
                                                   -----------------------------------------------------------------

                                       1

III.  RECONCILIATION OF PRE-FUNDING ACCOUNT:

      A.       Beginning of period Pre-Funding Account balance                                           $75,000,306
                                                                                               ---------------------
      B.       Purchase of Subsequent Receivables                                           0
                                                                        ---------------------
      C.       Investment Earnings                                                    284,543
                                                                        ---------------------
      D.       Investment Earnings Transfer to Collections Account                   (284,543)
                                                                        ---------------------
      E.       Payment of Mandatory Prepayment Amount                                       0
                                                                        ---------------------
                                                                                                                   0
                                                                                               ---------------------
      F.       End of period Pre-Funding Account balance                                                 $75,000,306
                                                                                               ---------------------
                                                                                               ---------------------

IV.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

      A.       Total Monthly Principal Amounts                                                            $7,455,292
                                                                                               ---------------------
      B.       Required Pro-forma Security Balance                                 505,904,869
                                                                         ---------------------
      C.       Pro-forma Security Balance (Assuming 100% Paydown of
                  Total Monthly Principal Amounts)                                 559,437,391
                                                                         ---------------------
      D.       Step-down Amount  (B. - C.)                                                                         0
                                                                                               ---------------------
      E.       Principal Distributable Amount  (A.- D.)                                                   $7,455,292
                                                                                               ---------------------
                                                                                               ---------------------

V.    RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

      A.       Beginning of period Capitalized Interest Account balance                                     $372,025
                                                                                               ---------------------
      B.       Monthly Capitalized Interest Amount                                     (24,697)
                                                                         ---------------------
      C.       Investment Earnings                                                       1,490
                                                                         ---------------------
      D.       Investment Earnings Transfer to Collections Account                      (1,490)
                                                                         ---------------------
      E.       Payment of Overfunded Capitalized Interest Amount                      (159,827)
                                                                         ---------------------
      F.       Payment of Remaining Capitalized Interest Account                             0
                                                                         ---------------------
                                                                                                            (184,524)
                                                                                               ---------------------
      G.       End of period Capitalized Interest Account balance                                           $187,501
                                                                                               ---------------------
                                                                                               ---------------------

VI.   RECONCILIATION OF COLLECTION ACCOUNT:

      A.       Available Funds:

               (1)     Collections on Receivables during period
                             (net of Liquidation Proceeds)                         $14,093,726
                                                                         ---------------------
               (2)      Liquidation Proceeds collected
                             during period                                             499,167
                                                                         ---------------------
               (3)      Purchase Amounts deposited in Collection
                              Account
                                                                         ---------------------
               (4)  (a)       Investment Earnings - Collection Account                  34,212
                                                                         ---------------------
                    (b)       Investment Earnings - Transfer From
                                Prefunding Account                                     284,543
                                                                         ---------------------
                    (c)       Investment Earnings - Transfer From
                                Capitalized Interest Account                             1,490
                                                                         ---------------------
               (5)       Collection of Supplemental Servicing Fees
                     (a)       Extension Fees                                            1,567
                                                                         ---------------------
                     (b)       Repo and Recovery Fees Advanced                           5,101
                                                                         ---------------------
                     (c)       Other Fees                                               26,007
                                                                         ---------------------
               (6)       Monthly Capitalized Interest Amount                            24,697
                                                                         ---------------------
               (7)       Mandatory Prepayment Amount
                                                                         ---------------------
               Total Available Funds                                                                      14,970,510
                                                                                               ---------------------

      B.       Distributions:

               (1)      Base Servicing Fee and Supplemental Servicing Fees
                     (a)       Base Servicing Fee                                      927,322
                                                                         ---------------------
                     (b)       Repo and Recovery Fees                                    5,101
                                                                         ---------------------
                     (c)       Bank Service Charges                                        555
                                                                         ---------------------
                     (d)       Other Fees                                               26,007
                                                                         ---------------------
               (2)      Agent fees                                                         417
                                                                         ---------------------
               (3)      Refunds of Overpayments paid by AFS                              8,903
                                                                         ---------------------
               (4)      Noteholders' Interest Distributable Amount
                                (a)        Class A - 1                                 473,138
                                                                         ---------------------
                                (b)        Class A - 2                                 808,688
                                                                         ---------------------
                                (c)        Class A - 3                                 457,826
                                                                         ---------------------
                                (d)        Class A - 4                                 684,338
                                                                         ---------------------
               (5)      Noteholders' Principal Distributable Amount
                                (a)        Class A - 1                               7,455,292
                                                                         ---------------------
                                (b)        Class A - 2                                       0
                                                                         ---------------------
                                (c)        Class A - 3                                       0
                                                                         ---------------------
                                (d)        Class A - 4                                       0
                                                                         ---------------------

               (6)      Security Insurer Premiums                                      173,007
                                                                         ---------------------

               Total distributions                                                                        11,020,594
                                                                                               ---------------------

      C.         Excess Available Funds  (or Deficiency Claim Amount )                                     3,949,916
                                                                                               ---------------------

      D.         Noteholders' Accelerated Principal Amount                                                (3,949,916)
                                                                                               ---------------------

      E.         Deposit to Spread Account                                                                        $0
                                                                                               ---------------------
                                                                                               ---------------------

VlI.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

                                       2

      A.         Excess Available Funds  (VI.C.)                                    $3,949,916
                                                                         ---------------------
      B.         Pro Forma Security Balance (II.A.-II.B.)                          559,437,391
                                                                         ---------------------
      C.         Required Pro Forma Security Balance
                   (90% x (I.D.+III.F.)                                            505,904,869
                                                                         ---------------------
      D.         Excess of Pro Forma Balance over Required Balance
                   (B. - C.)                                                        53,532,522
                                                                         ---------------------
      E.         End of Period Class A-1 Note Balance (before accel.
                   payments)                                                                 0
                                                                         ---------------------
      F.         Greater of D. or E.                                                53,532,522
                                                                         ---------------------
      G.         Accelerated Principal Amount  (lesser of  A. or F.)                                      $3,949,916
                                                                                               ---------------------

VIII. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

      A.         Pro Forma Security Balance                                       $559,437,391
                                                                         ---------------------
      B.         Required Pro Forma Security Balance                               505,904,869
                                                                         ---------------------
      C.         Excess of Pro Forma Balance over Required Balance
                   (A. - B.)                                                        53,532,522
                                                                         ---------------------
      D.         End of Period Class A-1 Note Balance (before accel.
                   payments)                                                                 0
                                                                         ---------------------
      E.         Greater of C. or D.                                                53,532,522
                                                                         ---------------------
      F.         Excess Available Funds  (VI.C.)                                     3,949,916
                                                                         ---------------------
      G.         Investment Earnings on Collection Account                              34,212
                                                                         ---------------------
      H.         Accelerated Payment Amount Shortfall (E.- F.+G.)                                        $49,616,818
                                                                                               ---------------------

IX.   RECONCILIATION OF SPREAD ACCOUNT:

      A.       Beginning of period Spread Account balance                                                $14,999,991
                                                                                               ---------------------
      B.       Additions to Spread Account
               (1)       Deposits from Collections Account (VI. E.)                          0
                                                                         ---------------------
               (2)       Investment Earnings                                            56,908
                                                                         ---------------------
               (3)       Deposits Related to Subsequent Receivables
                           Purchases                                                         0
                                                                         ---------------------
               Total Additions                                                                                56,908
                                                                                               ---------------------
      C.       Spread Account balance available for withdrawals                                           15,056,899
                                                                                               ---------------------
      D.       Requisite Amount of Spread Account
                 (1)       Initial Spread Account Deposit                          $14,999,991
                                                                         ---------------------
                 (2)       Subsequent Spread Account Deposits                                0
                                                                         ---------------------
                 (3)       Total Initial & Subsequent Spread Account
                             Deposits (1)+(2)                                       14,999,991
                                                                         ---------------------
                 (4)       $100,000                                                    100,000
                                                                         ---------------------
                 (5)       3% of Original Pool Balance (total deliveries)          $14,999,991
                                                                         ---------------------
                 (6)       End of period Note Balance (before accel.
                             principal shortfall calc)                             555,487,475
                                                                         ---------------------
                 (7)       Lesser of (5) or (6)                                     14,999,991
                                                                         ---------------------
                 (8)       Floor Amount Greater of (4) or (7)                       14,999,991
                                                                         ---------------------
                 (9)       Aggregate Principal Balance                             487,116,215
                                                                         ---------------------
                (10)       End of period Note Balance (before accel.
                             principal shortfall calc)                             555,487,475
                                                                         ---------------------
                (11)       Line (9) less line (10)                                 (68,371,260)
                                                                         ---------------------
                (12)       OC level (11)/(9)                                           -14.04%
                                                                         ---------------------
                (13)       13% less OC level, if OC level is greater
                             than 10%                                                      n/a
                                                                         ---------------------
                (14)       If OC level is equal to or greater than 10%,
                             Percent in (13) x End of Period Aggregate
                             Principal Balance                                             n/a
                                                                         ---------------------
                (15)       If OC level is less than 10%, 3% of Original
                             Pool Balance (total deliveries)                        14,999,991
                                                                         ---------------------
                (16)       15% of end of period Aggregate Principal
                             Balance if Trigger Date                                       n/a
                                                                         ---------------------

               Requisite Amount of Spread Account (either (3), (8),
                 (14), (15), or (16) as applicable)                                                       14,999,991
                                                                                               ---------------------

      E.       Withdrawals from Spread Account
               (1)       Priority First - Deficiency Claim Amount
                                                                         ---------------------
               (2)       Priority Second through Third
                                                                         ---------------------
               (3)       Priority Fourth - Accelerated
                           Payment Amount Shortfall           49,616,818
                                                             -----------
                             Accelerated Payment Amount
                               Shortfall in Excess of
                               Requisite Amount                                        56,908
                                                                         ---------------------
               (4)       Priority Fifth through Sixth
                                                                         ---------------------
               (5)       Priority Seventh - to Servicer
                                                                         ---------------------
               Total withdrawals                                                                              56,908
                                                                                               ---------------------

      F.       End of period Spread Account balance                                                      $14,999,991
                                                                                               ---------------------

                                       3

X.    MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

       A.       Beginning of period number of Receivables                                                     38,171
                                                                                               ---------------------
       B.       Number of Subsequent Receivables Purchased                                                         0
                                                                                               ---------------------
       C.       Number of Receivables becoming Liquidated
                       Receivables during period                                                                  44
                                                                                               ---------------------
       D.       Number of Receivables becoming Purchased
                       Receivables during period
                                                                                               ---------------------
       E.       Number of Receivables paid off during period                                                     177
                                                                                               ---------------------
       F.       End of period number of Receivables                                                           37,950
                                                                                               ---------------------
                                                                                               ---------------------


XI.    STATISTICAL DATA:

       A.       Weighted Average APR of the Receivables                                                       18.40%
                                                                                               ---------------------
       B.       Weighted Average Remaining Term of the Receivables                                             54.31
                                                                                               ---------------------
       C.       Average Receivable Balance                                                                   $12,836
                                                                                               ---------------------
       D.       Aggregate Realized Losses                                                                   $288,637
                                                                                               ---------------------




By:
            --------------------------------------

Name:       Preston A. Miller
            -----------------
Title:      Executive Vice President and Treasurer
            --------------------------------------
Date:       October 1, 1998
            ---------------

                 AmeriCredit Automobile Receivables Trust 1998-C
                      Class A-1 5.638 % Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                             Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of August 10, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:               09/01/98
Monthly Period Ending:                  09/30/98

I.  MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                         Class A-1     Class A-2     Class A-3      Class A-4        TOTAL
                                                        ------------  ------------  ------------   ------------   ------------
    A.       Preliminary End of period Note Balance     $100,430,567  $190,000,000  $107,000,000   $158,000,000   $555,430,567
                                                        -----------------------------------------------------------------------
    B.       Deficiency Claim Amount                               0             0             0              0              0
    C.       End of period Note Balance                 $100,430,567  $190,000,000  $107,000,000   $158,000,000   $555,430,567
                                                        -----------------------------------------------------------------------
                                                        -----------------------------------------------------------------------
    D.       Note Pool Factors                            83.692139%   100.000000%   100.000000%    100.000000%     96.596620%
                                                        -----------------------------------------------------------------------
                                                        -----------------------------------------------------------------------


II. RECONCILIATION OF SPREAD ACCOUNT:

    A.       Preliminary End of period Spread Account balance                                                       $14,999,991
                                                                                                                 --------------
    B.       Priority First - Deficiency Claim Amount from preliminary certificate                                            0
                                                                                                                 --------------
    C.       End of period Spread Account balance                                                                   $14,999,991
                                                                                                                 --------------

X.    PERFORMANCE TESTS:

    A.       Delinquency Ratio

           (1)      Receivables with Scheduled Payment
                          delinquent more than 60 days
                          at end of period                                                           $2,060,815
                                                                                                   ------------
           (2)      Purchased Receivables with Scheduled Payment
                          delinquent more than 60 days at end of period
                                                                                                   ------------
           (3)      Beginning of period Principal Balance                                           494,571,507
                                                                                                   ------------
           (4)      Delinquency Ratio (1)+(2) divided by (3)                                                              0.42%
                                                                                                                 --------------
           (5)      Previous Monthly Period Delinquency Ratio                                                             0.00%
                                                                                                                 --------------
           (6)      Second previous Monthly Period Delinquency Ratio                                                      0.00%
                                                                                                                 --------------
           (7)      Average Delinquency Ratio (4)+(5)+(6)
                         divided by 3                                                                                     0.14%
                                                                                                                 --------------
           (8)      Compliance (Delinquency Test Failure is a
                         Delinquency Ratio equal to or greater than 5.00%)                                                  yes
                                                                                                                 --------------






                                   1

    B.       Cumulative Default Rate

           (1)      Defaulted Receivables in Current Period                                            $974,506
                                                                                                   ------------
           (2)      Cumulative Defaulted Receivables Including
                         Defaulted Receivables in Current Period                                      1,384,113
                                                                                                   ------------
           (3)      Original Pool Balance                                                           499,999,694
                                                                                                   ------------
           (4)      Cumulative Default Rate (2) divided by (3)                                                            0.28%
                                                                                                                 --------------
           (5)      Compliance (Default Test Failure is a Cumulative
                         Default Rate equal to or greater than 5.26%.)                                                     yes
                                                                                                                 --------------

    C.       Cumulative Net Loss Rate

           (1)      Receivables becoming Liquidated Receivables during period                          $551,209
                                                                                                   ------------
           (2)      Purchased Receivables with Scheduled
                         Payment delinquent more than 30 days at end of period
                                                                                                   ------------
           (3)      Cram Down Losses occurring during period
                                                                                                   ------------
           (4)      Liquidation Proceeds collected during period                                       (499,167)
                                                                                                   ------------
           (5)      Net Losses during period (1)+(2)+(3)-(4)                                             52,042
                                                                                                   ------------
           (6)      Net Losses since Initial Cut-off Date (Beginning of Period)                         236,595
                                                                                                   ------------
           (7)      50% of Receivables with Scheduled Payment delinquent
                         more than 90 days at end of period                                                   0
                                                                                                   ------------
           (8)      Original Aggregate Principal Balance plus Pre-Funded Amount as of the
                         Closing Date                                                               575,000,000
                                                                                                   ------------
           (9)      Cumulative Net Loss Rate (5)+(6)+(7)
                         divided by (8)                                                                                   0.05%
                                                                                                                 --------------
           (10)     Compliance (Net Loss Test Failure is a
                         Net Loss Rate equal to or greater than 3.01%.)                                                    yes
                                                                                                                 --------------

    D.       Extension Rate

           (1)      Principal Balance of Receivables extended during current period                     326,542
                                                                                                   ------------
           (2)      Beginning of Period Aggregate Principal Balance                                 494,571,507
                                                                                                   ------------
           (3)      Extension Rate (1) divided by (2)                                                                     0.07%
                                                                                                                 --------------
           (4)      Previous Monthly Extension Rate                                                                       0.01%
                                                                                                                 --------------
           (5)      Second previous Monthly Extension Rate                                                                0.00%
                                                                                                                 --------------
           (6)      Average Extension Rate (3)+(4)+(5)
                         divided by 3                                                                                     0.03%
                                                                                                                 --------------
           (7)      Compliance (Extension Test Failure is an
                         Extension Rate equal to or greater than 4%.)                                                      yes
                                                                                                                 --------------

XI. DELINQUENCY:

    A.       Receivables with Scheduled Payment delinquent

           (1)      31-60 days                                           #              878       $15,588,737             3.15%
                                                                           ----------------------------------------------------
           (2)      61-90 days                                                          108         2,060,815             0.42%
                                                                           ----------------------------------------------------
           (3)      over 90 days                                                          0                 0             0.00%
                                                                           ----------------------------------------------------

           Receivables with Scheduled Payment delinquent
               more than 30 days at end of period                                       986       $17,649,552             3.57%
                                                                           ----------------------------------------------------
                                                                           ----------------------------------------------------




By:
          --------------------------------------
Name:     Preston A. Miller
          -----------------
Title:    Executive Vice President and Treasurer
          --------------------------------------
Date:     October 5, 1998
          ---------------






                                       2